UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2005

Commission file number 0-8814

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	84-0705083
(State of incorporation)	(I.R.S. Employer Identification No.)

8451 Delaware Street, Thornton, CO	80260
(Address of principal executive office)	(Zip Code)

(303) 292-3456

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle Corporation, a Delaware corporation (the Registrant), in connection with the matters described herein.

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 28, 2005, Pure Cycle Corporation (the “Company”) issued a press release regarding the Company’s financial results for its fiscal year ended August 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1                           Text of press release issued by Pure Cycle Corporation on November 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 28, 2005

PURE CYCLE CORPORATION

By:	/s/ Mark W. Harding,
President and Chief Financial Officer